SS Holdings 2017, LLC and subsidiaries Consolidated Financial Statements as of and for the Year Ended November 30, 2022 and Independent Auditor’s Report Exhibit 99.1

SS HOLDINGS 2017, LLC AND SUBSIDIARIES TABLE OF CONTENTS Page INDEPENDENT AUDITOR’S REPORT 1–2 CONSOLIDATED FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED NOVEMBER 30, 2022 Consolidated Balance Sheet 3 Consolidated Statement of Operations 4 Consolidated Statement of Members’ Deficit 5 Consolidated Statement of Cash Flows 6 Notes to Consolidated Financial Statements 7–15

INDEPENDENT AUDITOR’S REPORT To the Members of SS Holdings 2017, LLC Opinion We have audited the consolidated financial statements of SS Holdings 2017, LLC and subsidiaries (the “Company”), which comprise the consolidated balance sheet as of November 30, 2022, and the related consolidated statements of operations, members’ deficit, and cash flows for the year then ended, and the related notes to the consolidated financial statements (collectively referred to as the “financial statements”). In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of November 30, 2022, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America. Basis for Opinion We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Responsibilities of Management for the Financial Statements Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error. In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued. Auditor’s Responsibilities for the Audit of the Financial Statements Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always

- 2 - detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements. In performing an audit in accordance with GAAS, we: • Exercise professional judgment and maintain professional skepticism throughout the audit. • Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. • Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed. • Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements. • Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time. We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit. /s/ Deloitte & Touche LLP June 6, 2023

SS HOLDINGS 2017, LLC AND SUBSIDIARIES CONSOLIDATED BALANCE SHEET AS OF NOVEMBER 30, 2022 - 3 - 2022 ASSETS Cash and cash equivalents 69,984,968$ Restricted cash 9,502,950 Investments under the Master Lease (Note 3) 102,713,071 Derivative assets at fair value 781,501 Investments 2,000,922 Other assets 39,786 Total assets 185,023,198$ LIABILITIES AND MEMBERS’ EQUITY LIABILITIES: Accounts payable and other liabilities 835,334$ Notes payable, net 122,253,184 Total liabilities 123,088,518$ Commitments and contingencies (Note 7) MEMBERS’ DEFICIT 61,934,680 TOTAL LIABILITIES AND MEMBERS’ DEFICIT 185,023,198$ See notes to consolidated financial statements.

SS HOLDINGS 2017, LLC AND SUBSIDIARIES CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED NOVEMBER 30, 2022 - 4 - 2022 REVENUES Interest income, net 10,125,081$ Total revenues 10,125,081 OPERATING EXPENSES Operating expenses 952,701 Total operating expenses 952,701 Net operating income 9,172,380 OTHER INCOME (EXPENSE) Interest expense (3,751,743) Interest income 631,596$ Unrealized change in value of derivatives 781,501 Other income (expenses) (11,631) Total other expenses (2,350,277) NET INCOME 6,822,103$

SS HOLDINGS 2017, LLC AND SUBSIDIARIES CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY (DEFICIT) FOR THE YEAR ENDED NOVEMBER 30, 2022 - 5 - 2022 BALANCE—December 1 120,758,054$ Contributions 1,126,686 Distributions (66,772,163) Net income 6,822,103 BALANCE—November 30 61,934,680$ See notes to consolidated financial statements.

SS HOLDINGS 2017, LLC AND SUBSIDIARIES CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE YEAR ENDED NOVEMBER 30, 2022 - 6 - 2022 CASH FLOWS FROM OPERATING ACTIVITIES: Net income 6,822,103$ Adjustments to reconcile net income to net cash and restricted cash (used in) provided by operating activities Interest income, net (10,125,081) Amortization of debt issuance costs 499,421 Fair value change in derivatives (781,501) Change in operating assets and liabilities Change in other assets (39,786) Change in accounts payable and other liabilities 432,349 Net cash used in operating activities (3,192,495) CASH FLOWS FROM INVESTING ACTIVITIES: Proceeds received from investments under the Master Lease 23,032,441 Purchase of investments (2,000,922) Net cash provided by investing activities 21,031,519 CASH FLOWS FROM FINANCING ACTIVITIES: Distributions to member (66,772,163) Contributions from member 1,126,686 Proceeds from long-term debt 125,000,000 Payment of debt issuance costs (3,246,237) Net cash used in financing activities 56,108,286 Net change in cash and cash equivalents and restricted cash 73,947,310 Cash and cash equivalents and restricted cash—Beginning of the year 5,540,608 Cash and cash equivalents and restricted cash—End of the year 79,487,918$ Summary of cash and cash equivalents and restricted cash Cash and cash equivalents 69,984,968$ Restricted cash 9,502,950 Supplementary disclosure of cash activities Interest expense paid 2,937,428

SS HOLDINGS 2017, LLC AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED NOVEMBER 30, 2022 - 7 - 1. ORGANIZATION SS Holdings 2017, LLC (together with its subsidiaries, “SS Holdings” or the “Company”) was formed under the Delaware Limited Liability Act (the “Act”) on April 13, 2017. The Company amended and restated its operating agreement on May 30, 2017. The members of the Company are Mezzanine Partners III, L.P., AP Mezzanine Partners III, L.P. and SS Offshore, L.P. (together, the “Members”), holding 28.62%, 5.09% and 66.29% ownership interests, respectively. The Members are funds managed by HPS Investment Partners, LLC (“HPS”), a company that is a leading global investment firm with a focus on non-investment grade credit. On May 30, 2017, the Company formed a joint venture with SunStreet Energy Group, LLC (“SunStreet”) whereby each member held 50% ownership in SunStreet Energy Master Tenant Holdings, LLC (“SEMTH”). SS Holdings funded the Company 100%, but the voting rights are shared equally between the Company and SunStreet. On November 11, 2021, the Company and SunStreet entered into a membership interest purchase agreement whereby SunStreet sold its 50% ownership interest in SEMTH to the Company. Following that transaction, SS Holdings has 100% voting and economic interest in SEMTH. The primary purpose of the Company is to maintain, operate, and, if appropriate or desirable, sell or otherwise dispose of the investments under a master lease (the “Master Lease”), which was entered into on May 30, 2017 between SunStreet and SunStreet Energy Tenant, LLC (“SET”), a wholly owned subsidiary of SEMTH. Under the terms of the Master Lease, cash flows from 20-year power purchase agreements (“PPAs”) and leases from homeowners are assigned to the Company in exchange for an upfront payment to SunStreet, which payment represents 95% of the discounted 20-year expected net cash flows from the solar generation systems utilizing an 8% discount rate. For the initial investment under the Master Lease made by the Company, there was an additional $1 million contractually agreed discount for credit risk underlying the PPAs and leases. The Master Lease has a term of approximately 20 years, which approximates the remaining term of the PPAs and leases with individual homeowners (Note 3). The Master Lease currently comprises the Company’s principal asset. On January 11, 2022, SET Borrower 2022, LLC (“SET Borrower”), a Delaware limited liability company and wholly owned subsidiary of SET, was formed to serve as a special purpose entity to raise external debt (Note 4). 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Basis of presentation—These consolidated financial statements present the results of the Company as of and for the year ended November 30, 2022. The consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP“) and include the accounts of the Company and all other entities in which the Company has a controlling interest. The Company is not the holder of variable interests in a variable interest entity (“VIE”) at November 30, 2022. All intercompany transactions and balances have been eliminated in consolidation. Use of estimates—The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

SS HOLDINGS 2017, LLC AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED NOVEMBER 30, 2022 - 8 - Concentration of Credit Risk—The Company’s credit risk relates primarily to cash. The Company had cash on deposit in excess of Federal Deposit Insurance Corporation insured limits. However, the Company has not experienced any losses to date on its cash, and the Company’s treasury policies define parameters of acceptable market risk and limit exposure to credit risk. Cash and cash equivalents and restricted cash —The Company considers all highly liquid investments with a maturity of three months or less at the time of purchase to be cash equivalents. Cash and cash equivalents include cash held in banks, U.S. Treasury bills and money market accounts. Cash equivalents are carried at cost, which approximates fair value due to their short-term nature. The Company’s cash and cash equivalents are placed with high-credit quality financial institutions and issuers, at times exceed federally insured limits. To date, the Company has not experienced any credit loss relating to its cash and cash equivalents. The Company’s restricted cash is subject to restriction due to provisions in the Company’s financing agreement (Note 4). The restricted cash is subject to a depository and collateral account agreement. Investments under the Master Lease—Investments for which the Company has the positive intent and ability to hold to maturity consist of investments under the Master Lease. Derivative instruments and hedging activities—In accordance with Accounting Standards Codification (“ASC”) 815, Derivatives and Hedging as amended (“ASC 815”), all derivative instruments, except those meeting specific exceptions, are recognized in the consolidated balance sheet at fair value. Realized gains and losses and changes in fair value are recognized immediately in earnings. The Company measures the fair value of its derivative instruments in accordance with ASC 820, Fair Value Measurements and Disclosures ("ASC 820"). All hedging activities have potential performance risk and the Company considered the inherent risk by reducing the asset according to known and relevant market movement for the relevant period. The Company has recorded interest rate swaps related to its financing agreements (Note 4). The Company has not qualified these interest rate swaps for hedge accounting; accordingly, the Company records the interest rate swap agreements at fair value, with unrealized gains or losses included in fair value change in derivatives in the consolidated statement of operations. Fair value measurements—The Company follows ASC 820 for financial assets and liabilities measured on a recurring basis. ASC 820 defines fair value as the price received to transfer an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and further expands required disclosures about such fair value measurements. ASC 820 requires that the fair value of an asset or liability include the nonperformance risk (including an entity's credit risk and other risks such as settlement risk) related to the asset or liability being measured. In accordance with ASC 820, the Company categorizes the financial assets and liabilities carried at fair value in its combined consolidated balance sheet based upon the required three-level valuation hierarchy. The hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities ("Level 1") and the lowest priority to unobservable valuation inputs ("Level 3"). If the inputs used to measure a financial asset or liability cross different levels of the hierarchy, categorization is based on the lowest level input that is significant to the fair value measurement. Management's assessment of the significance of a particular input to the overall fair value measurement of a financial asset or liability

SS HOLDINGS 2017, LLC AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED NOVEMBER 30, 2022 - 9 - requires judgment and considers factors specific to the asset or liability. The three levels are described below: Level 1: Financial assets and liabilities whose values are based on unadjusted quoted prices for similar assets and liabilities in an active market. Level 2: Financial assets and liabilities whose values are based on quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability. Level 3: Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable in the market and significant to the overall fair value measurement. These inputs reflect management's judgment about the assumptions that a market participant would use in pricing the asset or liability, and are based on the best available information, some of which is internally developed. The fair value of the Company's derivative assets and liabilities are determined using a quantitative model that requires the use of multiple market inputs including interest rates to generate continuous yield curves and volatility factors which are used to value the position. The majority of market inputs are actively quoted and can be validated through external sources, including brokers and third-party pricing services. The fair values of derivative assets and liabilities include adjustments for market liquidity, nonperformance risk, and other deal specific factors, where appropriate. The following fair value hierarchy table presents information about the Company's financial assets measured at fair value as of November 30, 2022: Assets Level 1 Level 2 Level 3 Total Interest rate swaps -$ 781,501$ -$ 781,501$ 2022 The Company uses various assumptions and methods in estimating the fair values of its financial instruments. The following table presents information about the assumptions and methods used to determine the fair value measurements: Valuation Inputs Interest rate swaps Discounted cash flow Benchmark yield curve Counterparty credit risk The financial instruments that potentially expose the Company to credit risk or valuation risk consist primarily of the interest rate swaps detailed above. There were no financial assets or liabilities measured at fair value on a nonrecurring basis as of November 30, 2022.

SS HOLDINGS 2017, LLC AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED NOVEMBER 30, 2022 - 10 - Investments—Investments include a certificate of deposit that is subject to a security and collateral agreement due to provisions of the Company’s financing agreements (Note 4). The certificate of deposit matures on December 29, 2024. Interest income is recognized as earned and is presented in interest expense in the consolidated statement of operations. As of November 30, 2022, interest income earned from the certificate of deposit was $934. Notes payable, net—Notes payable, net consists of a term loan, which is reported in the Company’s consolidated balance sheets at historical amounts based on the contractual terms. See Note 4 for more details on the term loan. Debt issuance costs—The Company presents debt issuance costs as a direct reduction of the carrying amount of the recognized notes payable in the consolidated balance sheet and records amortization of the debt issuance costs as interest expense based on the effective interest method. Revenue Recognition—The interest income from the investments under the Master Lease is accounted for under Accounting Standards Codification (“ASC”) Topic 325-40, Beneficial Interests in Securitized Financial Assets (“ASC 325-40”). Under ASC 325-40, the excess of the cash flows expected to be collected over the life of the investment over the investment’s cost basis is referred to as the accretable yield and is recognized as interest income over the remaining life of the investment using the effective interest method and is presented as interest income in the consolidated statement of operations. The Company periodically evaluates its estimate of cash flows expected to be collected on the investments. These evaluations require the assessment of key assumptions relating to the underlying PPAs such as utility electricity rates in certain geographic markets and power generation by the residential Photovoltaic solar systems. Changes in the amount or timing of cash flows from those originally projected, or from those estimated at the last evaluation date, are considered to be positive or adverse changes. Impairment—When the fair value of an investment under the Master Lease has declined below its reference amount, the Company shall determine whether the decline is other than temporary. The reference amount is equal to the initial investment minus cash received to date other-than-temporary impairments recognized in earnings to date plus the yield accreted to date. If based on current information and events there has been an adverse change in cash flows expected to be collected, then an OTTI shall be considered to have occurred and the investments under the Master Lease shall be written down to its fair value, with the resulting change being recognized as an impairment in the statement of operations. The discount rate used to calculate the present value of expected future cash flows is the effective interest rate used for income recognition purposes as determined under ASC 325-40. The determination of whether an OTTI exists is subject to significant judgment and management’s estimates of both historical information available at the time of assessment, the current market environment, as well as the Company’s estimates of the future performance and projected amount and timing of cash flows expected to be collected. Based upon the Company’s assessment, no impairment was recorded as of November 30, 2022. Income Taxes— The Company has been organized as a multi-member limited liability company and is treated as a partnership for federal and state income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and reported

SS HOLDINGS 2017, LLC AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED NOVEMBER 30, 2022 - 11 - by the Company's members on their respective income tax returns. These consolidated financial statements do not reflect a provision for income taxes and the Company has no tax position which must be considered for disclosure. Income tax returns, which report the activity of the Company, are subject to examination by the Internal Revenue Service ("IRS") for a period of three years. While no income tax returns are currently being examined by the IRS, tax years since 2019 remain open. New Accounting Pronouncements— In June 2016, the FASB issued Accounting Standards Update ("ASU") 2016-13, Financial Instruments - Credit Losses (Topic 326) ("ASC 326") and subsequently issued various corresponding updates that will update the impairment mode for financial assets measured at amortized cost, known as the Current Expected Credit Loss ("CECL") model. ASC 326 will replace the long-standing incurred loss model used in calculating the allowance for credit losses with a CECL model. CECL utilizes forward-looking information when establishing reserves for credit losses. The new standard removes the thresholds that companies apply to measure credit losses on financial instruments measured at amortized cost, such as loans, receivables and held-to-maturity debt securities. When measuring credit losses under CECL, financial assets that share similar risk characteristics (e.g., risk rating, effective interest rate, type, size, term, geographical location, vintage, etc.) are to be evaluated on a collective (pool) basis, while financial assets that do not have similar risk characteristics must be evaluated individually. Under current U.S. GAAP, companies generally recognize credit losses when it is probable that the loss has been incurred. The revised guidance will remove all recognition thresholds and will require companies to recognize an allowance for credit losses for the difference between the amortized cost basis of a financial instrument and the amount of amortized costs that the Company expects to collect over the instrument's contractual life. ASU 2019-10 delayed the effective date of this standard, which is now effective for companies for fiscal years beginning after December 15, 2022, and early adoption is permitted. The Company does not anticipate the adoption of ASC 326 will have a material impact on the Company's consolidated financial statements. 3. INVESTMENTS UNDER THE MASTER LEASE For the year ended November 30, 2022, the activity in the investments under the Master Lease was as follows: 2022 Beginning balance 115,620,431$ Cash repayment of investments (23,032,441) Interest income 10,125,081 Ending balance 102,713,071$ The investments have a 20-year term maturing between 2037 and 2040. For the year ended November 30, 2022, the interest income relating to the recognized accretable yield of investments under the Master Lease was $10,125,081. The interest income increases the outstanding balance of the investments under

SS HOLDINGS 2017, LLC AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED NOVEMBER 30, 2022 - 12 - the Master Lease. The imputed interest rate on these investments was approximately 8% for the year ended November 30, 2022. The following table presents the carrying amounts and estimated fair values of the investments under the Master Lease held by the Company at November 30, 2022, using available market information, estimated future cash flows of the financial instruments and what the Company believes to be appropriate valuation methodologies. Considerable judgment is required in interpreting market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies might have a material effect on the estimated fair value amounts. Hierarchy Book Value Fair Value Assets—investments under the Master Lease Level 3 102,713,071$ 126,800,916$ The fair value for the investments under the Master Lease is based on discounted cash flows. The determination of fair value requires discounting the estimated cash flows at a rate the Company believes a market participant would determine to be commensurate with the inherent risks associated with the investments and related estimated cash flow streams. The Company generally uses a discount rate of approximately 8%, which is the same discount rate used to determine the amount of the investment by the Company. The Company’s investments under the Master Lease are not measured at fair value on a recurring basis. The Company’s assets measured at fair value on a nonrecurring basis are those assets for which the Company has recorded valuation adjustments and write-offs. As of and for the year ended November 30, 2022, the Company did not record any valuation adjustments or write-offs. See Note 2 for a detailed description of the Company’s process for identifying and recording valuation adjustments related to the investments under the Master Lease. 4. NOTES PAYABLE, NET As of November 30, 2022, the components of notes payable, net consisted of the following: DB Credit Agreement 125,000,000$ Less: debt issuance costs, net of amortization (2,746,816) Notes payable, net 122,253,184$ On June 10, 2022, SET Borrower entered into a Credit Agreement with Deutsche Bank AG, New York Brank (“DB Credit Agreement”) as the Facility Agent, which consisted of a term loan of $125 million. The DB Credit Agreement is collateralized with all of the assets and property of SET Borrower. The term loan bears interest at the Secured Overnight Financing Rate (“SOFR”) plus the applicable margin. The applicable margin is 2.25% per annum through the first twelve months, 2.50% for the following six months, and 2.75% for the next six months, and 3.00% through the maturity date in 2025. The interest rate on the DB Credit Agreement as of November 30, 2022 was 6.50%.

SS HOLDINGS 2017, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED NOVEMBER 30, 2022

The DB Credit Agreement requires SET Borrower to be in compliance with various affirmative and negative covenants. As of November 30, 2022, SET Borrower was in compliance with the covenants contained in the DB Credit Agreement.

The term loan requires quarterly payments beginning on June 10, 2024 based on available funds other than those specified in the DB Credit Agreement, or earlier if the outstanding loan balance exceeds the borrowing base. The borrowing base is defined as the product of (i) aggregate Discounted Solar Asset Balance ("DSAB") for eligible solar systems and (ii) the advance rate, which is 75%. As of November 30, 2022, the borrowing base was $11,649,473 in excess of the outstanding loan balance. The remaining principal balance is due in a single payment on August 18, 2025.

The Company's scheduled maturities of notes payable as of November 30, 2022 is as follows:

2023	$	-
2024		-
2025		125,000,000
2026		-
2027		-
Thereafter		-
Total		125,000,000
Unamortized debt issuance costs		(2,746,816)
Notes payable, net	$	122,253,184

5. DERIVATIVE FINANCIAL INSTRUMENTS

In June 2022, the Company entered into an interest rate swap agreement with Deutsche Bank AG. The purpose of the swap agreement is to convert the floating interest rate on the DB Credit Agreement to a fixed rate. As of November 30, 2022, the notional amount of the interest rate swap covers approximately 90% of the balance of the Company's floating rate term loan.

As of November 30, 2022, the following interest rate swap is outstanding:

#	Notional amount	Fixed rate	Effective date	Early termination date	Maturity date	Total fair value asset (liability)
1	$ 112,500,000	3.27%	6/14/2022	8/18/2025	11/17/2033	$ 781,501
	$ 112,500,000					$ 781,501

During the year ended November 30, 2022, the change in the fair value of the interest rate swap was $781,501, which is an unrealized gain presented in fair value change in derivatives in the consolidated statement of operations.

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SS HOLDINGS 2017, LLC AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED NOVEMBER 30, 2022 - 14 - 6. RELATED PARTY TRANSACTIONS Spruce Servicing Master Service Agreement—On November 18, 2021, SEMTH entered into a Master Service Agreement (“Servicing MSA”) with Spruce Servicing, LLC (“Spruce Servicing”), a related party, to provide corporate accounting services and to become the backup servicer to MoonRoad. During the year ended November 30, 2022, the Company incurred $240,000 in MSA expense and is presented in operating expenses in the consolidated statement of operations. As of November 30, 2022, amounts owed under this arrangement totaled $8,000, which is included in accounts payable and other liabilities in the consolidated balance sheet. Equity Distributions—During the year ended November 30, 2022, the Company made $66,772,163 in equity distributions to HPS. 7. COMMITMENTS AND CONTINGENCIES Liabilities and loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment and/or remediation can be reasonably estimated. In the opinion of management, there are no matters that warrant a liability or loss contingency to be recorded within the consolidated balance sheet as of November 30, 2022. 8. SUBSEQUENT EVENTS The Company evaluates all events and transactions through the date the consolidated financial statements are available to be issued. The Company performed this evaluation through June 6, 2023, the date the consolidated financial statements were available to be issued, and has concluded that no events or transactions have occurred subsequent to November 30, 2022, that require consideration as adjustments to or disclosures in the consolidated financial statements except for the following: On March 23, 2023, Spruce Power Holding Corporation completed the acquisition of all the issued and outstanding interests in SS Holdings 2017, LLC and its subsidiaries from certain funds managed by HPS Investment Partners, LLC, pursuant to a Membership Interest Purchase and Sale Agreement (“Purchase Agreement”) dated as of March 23, 2023. The Company acquired SS Holdings 2017 for approximately $23 million of cash, net of cash received, and assumed $125 million of outstanding senior indebtedness and Interest rate swaps with Deutsche Bank AG, New York Bank held by SS Holdings 2017, and its subsidiaries at the close of the acquisition. * * * * * *